SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 4, 2000

                                 GlobalMedia.com
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                    0-23491                            91-1842480
                    -------                            ----------
             (Commission File Number)      (IRS Employer Identification No.)

              400 Robson Street, Vancouver, BC Canada          V6B 2B4
              ---------------------------------------         ---------
              (Address of Principal Executive Offices)        (Zip Code)

                                 (604) 688-9994
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                               Global Media Corp.
                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets.

     On August 3, 2000 the Registrant entered in to and closed an Asset Purchase Agreement with Magnitude Network, Inc., a Delaware corporation ("Magnitude"), located in Chicago, Illinois. The assets acquired were assets used by the Online Media and Streaming Solutions business of Magnitude (the "Business"). These assets include:

     (i) all computer software programs developed and/or used by Magnitude in connection with the Business (the "Software");

     (ii) all registered and unregistered trademarks, service marks, trade names and design marks used by the Magnitude in association with the Business;

     (iii)all third-party Internet domain names which are registered in the name of Magnitude and/or which are registered by other persons for the benefit of Magnitude (the "Domain Names");

     (iv) all Internet web sites developed , maintained and/or used by Magnitude in connection with the Business, (the "Web Sites") including the rights of the Magnitude in the literary, artistic, musical and dramatic works used in the development of such web sites and/or accessible to viewers of such Web Sites;

     (v) all databases of information compiled from the operation of such Web Sites and all Software used to develop, operate, support, maintain and modify such web sites, all inventions, methods and processes, whether patentable or not, and all discoveries, ideas, concepts, know-how, trade secrets and other confidential information of Magnitude in connection with the Software, the Web Sites and the Business and all other intangible intellectual property assets of Magnitude used in connection with the Business not otherwise specified above;

     (vi) all world-wide patent, copyright, trademark, trade secret, mask work and other industrial and intellectual property rights in connection with the Magnitude intellectual property (the "Intellectual Property Rights");

     (vii)all rights, permits, licenses, orders ratings and approvals of Magnitude, to the extent assignable, under certain contracts,
          agreements or instruments  of  Magnitude  in  connection   with  the
          Business;

     (viii) all federal, state or local governmental or regulatory authorities that are held by the Magnitude and relate to the Business, to the extent the same are transferable; and


     (x)  certain equipment consisting primarily of computers.


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     Pursuant to the Agreement the Registrant  entered into a License  Agreement
with  Magnitude  whereby  the  Registrant   granted   Magnitude,   a  worldwide,
royalty-free, sub-licensable right and license to use, modify, distribute, exploit and copy the Software and Intellectual Property Rights obtained in the Agreement with Magnitude.

     Pursuant to the Agreement the Registrant and iCast Corporation., a Delaware corporation ("ICast") entered into a Non-Solicitation Agreement whereby ICast agreed that it will not, without the prior written consent of the Registrant, during the period of one (1) year, from the date of the Agreement, directly or indirectly, solicit or aid in the solicitation of any Magnitude customers for the purpose of providing goods or services to such customers that are similar to or competitive with the goods and services that were previously provided to such customers as part of Magnitude's Business. ICast further agreed that it will not, without the prior written consent of the Registrant, during the period of one (1) year from the date of the Agreement directly or indirectly, (a) solicit for employment any person who is, at the time of such solicitation, employed by the Registrant, provided, however, that this shall exclude any general solicitation which ICast may make through advertising or third party recruiting companies; (b) induce any person to leave his employment with the Registrant; or
(c) employ any person who was an employee of the Registrant at any time during such one (1) year period.

     Pursuant to the Agreement the Registrant assumed certain liabilities in connection with the assigned contracts and took an assignment of Magnitude's lease on its offices in Chicago, Illinois through December 31, 2000.

     Pursuant to the Agreement the Registrant received a cash payment of $238,715 from Magnitude and gave the following consideration to Magnitude:

     (i)  1,665,944 Shares of restricted common stock;

     (ii) 416,485 Shares of restricted common stock which are subject to an Escrow Agreement whereby the shares are to be held for twelve months against any claims for indemnification for unpaid liabilities of Magnitude;

     (iii)A Common Stock Purchase Warrant to acquire 2,000,000 shares of common stock at $3.60 per share.

     The shares of common stock and the common stock underlying the Warrant carry certain registration rights which require the Registrant to file a registration statement allowing the public resale of the shares by Magnitude. In the event the Registrant is unable to obtain the effectiveness of the registration within 150 days of closing (January 4, 2001), Magnitude will be issued additional shares of common stock in an amount equal to the result obtained by dividing $120,000 by the average of the last reported sales price per share over the five consecutive trading days ending January 4, 2001.

     The transaction is valued at approximately $6 million based upon the 1,665,944 shares plus the 416,485 shares of common stock held in escrow and determined by dividing $6 million by the average of the last reported sales price per share of the Registrant's Common Stock on the Nasdaq National Market over the five (5) consecutive trading days ending on the trading day that was four trading days prior to but not including the Closing Date, which was $2.88 per share.

     The transaction is to be accounted for as a purchase.

     The Registrant intends to use the assets in substantially the same manner as Magnitude.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Magnitude Networks, Inc.

     As of the date of filing this Current Report on Form 8-K, it is impractical for the Registrant to provide the financial statements required by this Item
7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than October 17, 2000.

     (b)  Pro Forma Financial Statements giving effect to the Acquisition

     As of the date of filing this Current Report on Form 8-K, it is impractical for the Registrant to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than October 17, 2000.

     (c)  Exhibits

                  99.6     Asset Purchase Agreement
                  99.7     License Agreement
                  99.8     Non-Solicitation Agreement
                  99.9     Escrow Agreement
                  99.10    Common Stock Purchase Warrant
                  99.11    Press Release


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GlobalMedia.com
                                            (Registrant)

Date:    August 17, 2000                    By: /s/ Michael Metcalfe
                                            -------------------------------
                                            Michael Metcalfe
                                            Chairman of the Board


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